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                                                                    Exhibit 99.2


                            CERTIFICATION PURSUANT TO
                            18 U. S. C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Peoples Ohio Financial Corporation (the "Company") on Form 10 -Q for the period ending December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Richard J. Dutton, Chief Financial Officer of the Company, certify, pursuant to 18 U. S. C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

        1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

        2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                                   /s/ Richard J. Dutton
                                                   ---------------------
                                                   Richard J. Dutton
                                                   Chief Financial Officer
                                                   February 12, 2003